SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
(Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934)

Filed by the Registrant  ☒
Filed by a party other than the Registrant  ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)-2)
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Media & Entertainment Holdings, Inc.
(Name of Registrant Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously by written preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing party:
(4)	Date filed:

MEDIA & ENTERTAINMENT HOLDINGS, INC.
230 Park Avenue, Suite 1000
New York, NY 10169

To All Stockholders of
Media & Entertainment Holdings, Inc. (the “Company”):

We have concluded that there is insufficient time available for us to negotiate and obtain the requisite shareholder approval of an initial business combination transaction prior to the date required by our certificate of incorporation and trust agreement governing the trust account.

As a result of the preceding, our board of directors has determined it would be in the best interests of our stockholders to distribute now to stockholders holding shares of our common stock (“IPO Shares”) issued in our initial public offering (“IPO”) all amounts in the Trust Fund established by us at the consummation of its IPO and into which a certain amount of the net proceeds of the IPO were deposited (the “Trust Fund”).  As of December 31, 2008, approximately $97,743,950.28 (approximately $7.87 per IPO Share) was in the Trust Fund.  Further, our board of directors also determined that it would be in the best interests of our stockholders for our company to continue its corporate existence after the distribution of the Trust Fund, rather than dissolve as required by our certificate of incorporation, and to do so with a new certificate of incorporation that would be suitable for our company as a non-blank check company.

Accordingly, we have called a special meeting of Stockholders to be held at the offices of Hughes Hubbard & Reed LLP, One Battery Park Plaza, New York, NY 10004 on __________, ______ __, 2009 at __:__ a.m., New York time;

1.           To consider and vote on three proposals to amend our certificate of incorporation:

●
to permit the continuance of our company as a corporation beyond the time currently specified in our certificate of incorporation without the limitations imposed at the time of its IPO (the “Article Five Elimination Proposal”) – Specifically, this proposal would remove the Fifth Article from our certificate of incorporation, which, among other blank check company-related restrictions, requires us to dissolve following distribution of the Trust Fund.  If this proposal is approved, our stockholders will not have the right to receive a liquidating distribution of any net assets outside of the Trust Fund.  However, we do not believe there will be material net assets outside of the IPO trust account available for distribution to stockholders, other than accrued interest on amounts held in the trust account (net of taxes, if any, payable by the Company with respect to such interest) that was released to the Company to fund working capital requirements (as of December 31, 2008, the Company held an aggregate of approximately $753,600 that had been so released to it);

●
to increase the authorized shares of common stock from 70,000,000 shares to 140,000,000 shares of common stock (the “Authorized Share Proposal”) - This proposal will be acted upon following, and will be conditioned upon, the approval of the Article Five Elimination Proposal; and

●
to effect a one-for-ten reverse stock split (the “Reverse Stock Split Proposal”) of our common stock, $.0001 par value per share (“Common Stock”), in which every 10 shares of Common Stock outstanding as of the effective date of the amendment will be converted into one share of Common Stock – This proposal will be acted upon following, and will be conditioned upon, the approval of the Article Five Elimination Proposal.

2.
To consider and vote on a proposal to permit the Company to distribute the assets of the Trust Fund to the holders of the IPO Shares (the “Distribution Proposal”).  This proposal will be acted upon following and will be conditioned upon the approval of the Article Five Elimination Proposal, the Authorized Share Proposal and the Reverse Stock Split Proposal.

3.
To consider and vote on a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the special meeting to approve the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal and/or the Distribution Proposal(the “Adjournment Proposal”).

The Board of Directors has fixed the close of business on ____________ ____, 2009 as the record date for determining the stockholders entitled to notice of and to vote at the special meeting and any adjournment thereof.  Holders of our common stock will be entitled to vote on each of the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal and the Distribution Proposal set forth above, and will be each entitled to one vote for each share of record.  The Distribution Proposal will not be presented for a vote at the special meeting unless and until our stockholders have approved the Article Five Elimination Proposal, the Authorized Share Proposal and the Reverse Split Proposal.  The Distribution Proposal will not be presented for a vote at the special meeting unless and until our stockholders have approved the Article Five Elimination Proposal, the Authorized Share Proposal and the Reverse Split Proposal.  The Adjournment Proposal may be presented at the meeting, at the discretion of our board of directors, but only if the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal and/or the Distribution Proposal fail to receive the required number of votes and our board of directors believes that additional votes constituting the required approval may be obtained by adjourning the meeting.

The Company expects to satisfy its obligations to its creditors concurrently with the payment of the distribution of assets pursuant to the Distribution Proposal with accrued interest on amounts held in the trust account (net of taxes, if any, payable by the Company with respect to such interest) that was paid by the Company to fund working capital requirements (as of December 31, 2008, the Company held an aggregate of approximately $753,600 that had been so released to it).  The Company believes that such amount will be reduced to approximately $200,000 after satisfaction of obligations to the Company’s creditors at the time of distribution of the Trust Fund.  Although the Company expects to use such amount to pay expenses incurred by it after distribution of the Trust Fund (and not pay such amount to the Company’s stockholders, as would be the case of the Company were liquidated and dissolved) there can be no assurance as to the amount that will be available after satisfaction of obligations to the Company’s creditors or whether such amount will be sufficient to pay all expenses incurred by the Company after distribution of the Trust Fund..

Our board of directors recommends that you vote, or give instruction to vote, “FOR” the adoption of each of the proposals.  Enclosed is a notice of special meeting and proxy statement containing detailed information concerning each of the proposals.  We urge you to read the proxy statement and attached annexes carefully.

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All stockholders are cordially invited to attend the special meeting.  Whether or not you plan to attend the special meeting, it is important that your shares be represented.  Accordingly, please sign and date the enclosed Proxy Card and return it promptly in the envelope provided herewith.  Even if you return a Proxy Card, you may revoke the proxies appointed thereby at any time prior to the exercise thereof by filing with our Corporate Secretary a written revocation or duly executed Proxy Card bearing a later date or by attendance and voting at the special meeting.  Attendance at the special meeting will not, in itself, constitute revocation of the proxies.

New York, New York ____________ _____, 2009	By Order of the Board of Directors, Herbert A. Granath Chairman of the Board and Chief Executive Officer

PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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MEDIA & ENTERTAINMENT HOLDINGS, INC.
230 PARK AVENUE, SUITE 1000, NEW YORK, NEW YORK 10169

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ______ __, 2009

NOTICE IS HEREBY GIVEN that a special meeting of stockholders, including any adjournments or postponements thereof, of Media & Entertainment Holdings, Inc., a Delaware corporation (the “Company”), will be held at the offices of Hughes Hubbard & Reed LLP, One Battery Park Plaza, New York, NY 10004, on _________, ________ __, 2009, at ____ a.m. New York time to:

1.	To consider and vote on three proposals to amend our certificate of incorporation:

●
to permit the continuance of our company as a corporation beyond the time currently specified in our certificate of incorporation without the limitations imposed at the time of its IPO (the “Article Five Elimination Proposal”) – Specifically, this proposal would remove the Fifth Article from our certificate of incorporation, which, among other blank check company-related restrictions, requires us to dissolve following distribution of the Trust Fund.  If this proposal is approved, our stockholders will not have the right to receive a liquidating distribution of any net assets outside of the Trust Fund.  However, we do not believe there will be material net assets outside of the IPO trust account available for distribution to stockholders, other than accrued interest on amounts held in the trust account (net of taxes, if any, payable by the Company with respect to such interest) that was released to the Company to fund working capital requirements (as of December 31, 2008, the Company held an aggregate of approximately $753,600 that had been so released to it);

●
to increase the authorized shares of common stock from 70,000,000 shares to 140,000,000 shares of common stock (the “Authorized Share Proposal”) – This proposal will be acted upon following, and will be conditioned upon, the approval of the Article Five Elimination Proposal; and

●
to effect a one-for-ten reverse stock split (the “Reverse Stock Split Proposal”) of our common stock, $.0001 par value per share (“Common Stock”), in which every 10 shares of Common Stock outstanding as of the effective date of the amendment will be converted into one share of Common Stock – This proposal will be acted upon following, and will be conditioned upon, the approval of the Article Five Elimination Proposal;

2.
To consider and vote on a proposal to permit the Company to distribute the assets of the Trust Fund to the holders of the IPO Shares (the “Distribution Proposal”) – This proposal will be acted upon following, and will be conditioned upon, the approval of the Article Five Elimination Proposal, the Authorized Share Proposal and the Reverse Stock Split Proposal; and

3.
To consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the special meeting to approve the Article Five Elimination Proposal, the Authorized Share Proposal, and/or the Reverse Split Proposal (the “Adjournment Proposal”).

These items of business are more fully described in this proxy statement, which we encourage you to read in its entirety before voting.  The Company will not transact any other business at the special meeting except for business properly brought before the special meeting or any adjournment or postponement thereof by the Company’s board of directors.

Holders of our common stock as of the record date for the special meeting are each entitled to one vote for each share of record and vote together as a single class with respect to each of Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, the Distribution Proposal and (if presented to them) the Adjournment Proposal.  However, (i) the Authorized Share Proposal and the Reverse Split Proposal will not be presented to our stockholders for a vote at the special meeting (i.e., the polls will not be opened for voting on the Authorized Share Proposal and the Reverse Split Proposal) unless and until our stockholders have approved the Article Five Elimination Proposal; and (ii) the Distribution Proposal will not be presented to our stockholders for a vote at the special meeting (i.e., the polls will not be opened for voting on the Distribution Proposal) unless and until our stockholders have approved the Article Five Elimination Proposal, the Authorized Share Proposal and the Reverse Split Proposal.  Holders of our common stock as of the record date for the special meeting are each entitled to vote together as a single class with respect to the Adjournment Proposal if it is presented.

The record date for the special meeting is _______________ _____, 2009.  Only holders of record of the Company’s common stock at the close of business on _______________ _____, 2009 are entitled to notice of the special meeting and to have their vote counted at the special meeting and any adjournments or postponements thereof.  A complete list of the Company stockholders of record entitled to vote at the special meeting will be available for inspection by stockholders for 10 days prior to the date of the special meeting at the principal executive offices of the Company during ordinary business hours for any purpose germane to the special meeting.

Your vote is important regardless of the number of shares you own.  Each of the Article Five Elimination Proposal, the Authorized Share Proposal and the Reverse Split Proposal must be approved by the affirmative vote of a majority of the outstanding shares as of the record date of the Company’s common stock.  The Distribution Proposal must be approved by the affirmative vote of a majority of the outstanding shares as of the record date of the Company’s common stock, as well as the holders of a majority of the IPO Shares as of the record date.  The adoption of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the special meeting, if the Adjournment Proposal is presented.

All the Company stockholders are cordially invited to attend the special meeting in person.  However, to ensure your representation at the special meeting, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible.  If you are a stockholder of record of the Company’s common stock, you may also cast your vote in person at the special meeting.  If your shares are held in an account at a brokerage firm or bank, you may be required to instruct your broker or bank on how to vote your shares.  If you do not vote or do not instruct your broker or bank how to vote, your action may have the same effect as voting “AGAINST” approval of the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal and the Distribution Proposal, but will have no effect on the vote with respect to the Adjournment Proposal.  Abstentions will count towards the vote total for approval of the Article Five Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal and will have the same effect as “AGAINST” votes for each such proposal.  An abstention or failure to vote will have no effect on any vote to adjourn the special meeting.

The board of directors of the Company recommends that you vote “FOR” each of the proposals, which are described in detail in this proxy statement.

-i-

-ii-

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QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Q.	Why am I receiving this proxy statement?

A.
Media & Entertainment Holdings, Inc. (“Company”) is a blank check company formed in 2005 to serve as a vehicle for the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination with a then unidentified operating business.  On March 14, 2007, we completed our IPO of equity securities, raising net proceeds of $81,420,447.  Like most blank check companies, our certificate of incorporation provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated before the termination date as defined in the certificate of incorporation.  Our certificate of incorporation provides that, upon the termination date, the Company will cause its officers to distribute the amounts in the Trust Fund (inclusive of interest) to the holders of IPO Shares as soon as reasonably practicable after the termination date.  Further, our certificate of incorporation requires that after the distribution of the amounts in the Trust Fund, the officers of the Company shall take such action necessary to dissolve and liquidate the Company as soon as reasonably practicable.

Specifically, our certificate of incorporation defines the “termination date” as the later of the following dates: 18 months after the consummation of the IPO or 24 months after the consummation of the IPO in the event that either a letter of intent, an agreement in principle or a definitive agreement to complete a Business Combination was executed but was not consummated within such 18-month period.  Our board of directors has determined that it is not possible for the Company to consummate a qualifying business combination prior to the Termination Date.  Based upon this determination, our board of directors believes it is in the best interests of our stockholders to take the necessary actions to return to the holders of our IPO Shares the amounts held in the Trust Fund with interest (net of applicable taxes, if any) prior to the stated Termination Date.  As of December 31, 2008, approximately $97,743,950.28 (approximately $7.87 per IPO Share) was in the Trust Fund.  Following the Trust Fund distribution, the Company intends to continue as a corporate entity, rather than dissolve, and pursue the acquisition of one or more operating companies in one or more industries not now identified.

Q.	Why is the Company proposing the Article Five Elimination Proposal and the Distribution Proposal?

A.
The Company was organized to serve as a vehicle for the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination with a then unidentified operating business.  Once our board of directors determined it was no longer possible to fulfill this purpose within the timeframe required by our certificate of incorporation, our board of directors determined that it was in the best interests of our stockholders to distribute the funds in our Trust Fund (net of taxes) to the holders of the IPO Shares.  Further, our board of directors also determined that it would be in the best interests of our remaining stockholders for our company to continue its corporate existence after the distribution of the Trust Fund, rather than dissolve as required by our certificate of incorporation, and to do so with a new certificate of incorporation that would be suitable for our company as a non-blank check company.

The Company’s stockholders are being asked to approve the amendment of our certificate of incorporation to permit the Company to continue its corporate existence (rather than

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dissolving, as currently required by our certificate of incorporation following the distribution of the amounts in the Trust Fund) and to do so with a corporate charter that does not contain blank check company-related provisions and other restrictions.  Specifically, the Article Five Elimination Proposal involves removing the restrictive provisions relating to the operations of the Company as a blank check company.  If the Article Five Elimination Proposal is approved, the Company may pursue one or more operating companies in one or more industries not now identified.  See the section entitled “Background Information-Continuation of the Company Following the Distribution of the Trust Fund.”  The Company’s second amended and restated certificate of incorporation, as it will be filed with the Secretary of State of Delaware if each of the Article Five Elimination Proposal, the Authorized Share Proposal and the Reverse Stock Split Proposal approved, is attached as Annex I hereto.

Q.	Why is the Company proposing the Authorized Share Proposal and the Reverse Stock Split Proposal?

A.
Management believes that the Company’s capital structure is not appropriate for the type of merger transaction that the Company expects to pursue if the proposals in this proxy statement are adopted by the Company’s stockholders.  In anticipation of a need to do so in the future and to avoid additional costs associated with regulatory compliance, the Company’s Board of Directors believes it to be in the best interests of the Company and its stockholders to increase significantly the number of authorized shares of Common Stock at this time.  For similar reasons, the Company’s Board of Directors believes it to be in the best interests of the Company and its stockholders to reduce proportionately the number of outstanding shares of Common Stock at this time to make the Company more attractive as a merger candidate in the future.

Q.	If approved by stockholders, when will the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Stock Split Proposal and the Distribution Proposal become effective?

A.
If approved by the stockholders of the Company, the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Stock Split Proposal and the Distribution Proposal will become effective upon the filing of a Certificate of Amendment of Certificate of Incorporation with the Secretary of State of Delaware, which is expected to occur shortly after stockholder approval.  Such Certificate of Amendment will not implement any proposal not approved by the stockholders.

Q.	What is being voted on?

A.
There are five proposals on which the Company’s stockholders are being asked to vote.  The first three proposals involve three amendments to our certificate of incorporation (a) to remove the Fifth Article from the certificate of incorporation (the Article Five Elimination Proposal), which, among other blank check company-related restrictions, requires the Company to dissolve following distribution of the IPO Trust Fund, (b) to increase the authorized shares of common stock from 70,000,000 shares to 140,000,000 shares of common stock (the Authorized Share Proposal), (c) to effect a one-for-ten reverse stock split (the Reverse Stock Split Proposal) of our Common Stock, in which every 10 shares of Common Stock outstanding as of the effective date of the amendment will be converted into one share of Common Stock , and (d) a proposal to permit the Company to distribute the assets of the Trust Fund to the holders of the IPO Shares (the

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Distribution Proposal).  The Authorized Share Proposal and the Reverse Split Proposal will not be presented to stockholders at the special meeting unless the Article Five Elimination Proposal has already been approved.  The Distribution Proposal will not be presented to stockholders at the special meeting unless the Article Five Elimination Proposal, the Authorized Share Proposal and the Reverse Split Proposal have already been approved.

The fifth proposal, the Adjournment Proposal, is to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are insufficient votes at the time of the special meeting to approve the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal and/or the Distribution Proposal, ..

Q.
What’s the relationship between (i) the Article Five Elimination Proposal, on the one hand, and the Authorized Share Proposal and the Reverse Split Proposal, on the other hand and (ii) the Distribution Proposal on the other hand?

A.
(i) The Authorized Share Proposal and the Reverse Split Proposal will not be presented to our stockholders for a vote at the special meeting (i.e., the polls will not be opened for voting on the Authorized Share Proposal and the Reverse Split Proposal) unless and until our stockholders approve the Article Five Elimination Proposal; (ii)  The Distribution Proposal will not be presented to stockholders for a vote at the special meeting unless and until our stockholders approve the Article Five Elimination Proposal, the Authorized Share Proposal and the Reverse Split Proposal have already been approved.

Q.	How are votes counted?

A.
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.  Each of the Article Five Elimination Proposal, the Distribution Proposal, the Authorized Share Proposal, and the Reverse Split Proposal must be approved the affirmative vote of a majority of the outstanding shares as of the record date of the Company’s common stock, voting together as a single class.  The Distribution Proposal must be approved by the affirmative vote of a majority of the outstanding shares as of the record date of the Company’s common stock, voting together as a single class, as well as the holders of a majority of the IPO Shares as of the record date, voting together as a single class.  The adoption of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the special meeting, if the Adjournment Proposal is presented.

With respect to the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal and the Distribution Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.  An abstention or failure to vote will have no effect on any vote to adjourn the special meeting.  If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.  If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items.  Discretionary items are proposals considered routine under the rules of the American Stock Exchange applicable to member brokerage firms.  These rules provide that for routine matters your

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broker has the discretion to vote shares held in street name in the absence of your voting instructions.  On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.  The Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal and the Distribution Proposal may be characterized as a discretionary item, although such characterization is beyond our control.  The Adjournment Proposal is definitely a discretionary item.

Q.	What is the quorum requirement?

A.
A quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Q.	Who can vote at the special meeting?

A.
Only holders of record of the Company’s common stock at the close of business on _________ _____, 2009 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof.  On this record date, 15,120,000 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.  If on _________ _____, 2009 your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record.  As a stockholder of record, you may vote in person at the special meeting or vote by proxy.  Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.  If on _________ _____, 2009 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the stockholder of record for purposes of voting at the special meeting.  As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.  You are also invited to attend the special meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	What vote is required in order to adopt the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal and the Distribution Proposal?

A.
The adoption of each of the Article Five Elimination Proposal, the Authorized Share Proposal, and the Reverse Split Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock on the record date, voting together as a single class.  The Distribution Proposal will require the affirmative vote of a

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majority of the outstanding shares as of the record date of the Company’s common stock, voting together as a single class, as well as the holders of a majority of the IPO Shares as of the record date, voting together as a single class.  If you do not vote (i.e. you “Abstain” from voting on this proposal), your action will have the same effect as an “AGAINST” vote.  Broker non-votes will have the same effect as “AGAINST” votes.

Q.	What vote is required in order to adopt the Adjournment Proposal?

A.
The adoption of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the special meeting, if the Adjournment Proposal is presented.

Q.
Does the Company board recommend voting for the approval of the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, the Distribution Proposal and the Adjournment Proposal?

A.	Yes. The Company board of directors recommends that the Company stockholders vote “FOR” each of these proposals.

Q.	How do the Company’s directors and officers intend to vote their shares?

A.
The Company’s directors and officers have advised the Company that they support the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal and the Distribution Proposal and will vote any shares held by them “FOR” them, together with the Adjournment Proposal.  Currently, the directors and officers of the Company hold 2,388,000 shares of common stock.

Q.	What interests do the Company’s directors and officers have in the approval of the proposals?

A.
The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder.  These interests include ownership of warrants that may become exercisable in the future, the possibility of future compensatory arrangements, and the possibility of participation in future financings.  See the section entitled “Background Information-Interests of the Company Directors and Officers in the Proposals.”

Q.
Since our IPO prospectus said that neither the Company nor its board of directors will propose or seek stockholder approval to amend the requirements to distribute the amount in the IPO trust account and any remaining net assets  and then liquidate and dissolve if we do not complete an acquisition within the time period required, what are my legal rights?

A.
You should be aware that because we stated in the IPO prospectus and the Company filings that we would not propose or seek stockholder approval to amend the requirements to distribute the amount in the IPO trust account and the remaining net assets of the Company and then liquidate and dissolve if we did not complete an acquisition within the required time period, you may have securities law claims against the Company for rescission (under which a successful claimant would have the right to receive the total amount paid for his or her securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for

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surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of the security).  In general, a claim for rescission must be made by a person who purchased shares pursuant to a defective prospectus or other representation, and within the applicable statute of limitations period, which, for claims made under federal law (Section 12 of the Securities Act) and most state statutes, is one year from the time the claimant discovered or reasonably should have discovered the facts giving rise to the claim, but not more than three years from the occurrence of the event giving rise to the claim. A successful claimant for damages under federal or state law could be awarded an amount to compensate for the decrease in value of his or her shares caused by the alleged violation (including, possibly, punitive damages), together with interest, while retaining the shares. Claims under the anti-fraud provisions of the federal securities laws must generally be brought within two years of discovery, but not more than five years after occurrence.

Q.	What if I object to the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal and/or the Distribution Proposal? Do I have appraisal rights?

A.
The Company stockholders do not have appraisal rights in connection with the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, the Distribution Proposal or the Adjournment Proposal under the Delaware General Corporation Law (“DGCL”).

Q.	What happens to the Company warrants if the Article Five Elimination Proposal is not approved?

A.
If the Article Five Elimination Proposal is not approved, the Company will be required to commence proceedings to dissolve and liquidate following distribution of the amounts in the Trust Fund and your warrants will become worthless.

Q.	What happens to the Company warrants if the Article Five Elimination Proposal is approved?

A.
If the Article Five Elimination Proposal is approved, the Company will continue its corporate existence without any of the blank check company restrictions previously applicable to it and the warrants will remain outstanding in accordance with their terms.  It is the Company’s position that the warrants will become exercisable upon the consummation of any business combination following stockholder approval of this proposal.  For more information, see the sections entitled “Description of Securities” and “Background Information-Status of Outstanding Warrants Following the Special Meeting of Stockholders.”

Q.	If the elimination of Article Five Elimination Proposal is approved, what happens next?

A.
If the Article Five Elimination Proposal is approved, the Company expects to continue its existence as a corporate entity and may pursue the acquisition of one or more operating companies in one or more industries not identified in its IPO prospectus, subject to several important factors, including the availability of financing and the role and level of involvement of the Company’s current board of directors and management in the Company’s post-blank check company operations.  Currently, it is anticipated that the Company’s board of directors will continue to serve as directors of the Company through the date of the special meeting and may continue thereafter.  Following the approval of

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the Article Five Elimination Proposal, we cannot assure you that we will be able to acquire an operating business or have sufficient funds to operate.

Following the approval of the Article Five Elimination Proposal, we cannot assure you that we will be able to acquire an operating business. Moreover, we expect that our common stock, warrant and units will no longer be listed on the American Stock Exchange, and we have no assurance that our common stock, warrant and units will be able to trade in any other established market.

Q.	What do I need to do now?

A.
The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a stockholder of the Company.  You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?

A.
If you are a holder of record of the Company common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting.  Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted.  You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.  You may still attend the special meeting and vote in person if you have already voted by proxy.

If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares if you are not in favor of any of the proposals.  You should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company.  Simply complete and mail the proxy card to ensure that your vote is counted.  To vote in person at the special meeting, you must obtain a valid proxy from your broker, bank or other agent.  Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Q.	Can I change my vote after I have mailed my signed proxy or direction form?

A.
Yes.  You can revoke your proxy at any time prior to the final vote at the special meeting.  If you are the record holder of your shares, you may revoke your proxy in any one of three ways: (i) you may submit another properly completed proxy card with a later date; (ii) you may send a written notice that you are revoking your proxy to the Company’s corporate secretary at the address listed at the end of this section; or (iii) you may attend the special meeting and vote in person.  Simply attending the special meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Q.	What should I do if I receive more than one set of voting materials?

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A.
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts.  For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares.  Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your the Company shares.

Q.	Who is paying for this proxy solicitation?

A.
The Company will pay for the entire cost of soliciting proxies.  In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication.  These parties will not be paid any additional compensation for soliciting proxies.  We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Media & Entertainment Holdings, Inc.
230 Park Avenue, Suite 1000
New York, NY 10169
Attn: Corporate Secretary
Telephone: [212-551-1498]

You may also obtain additional information about the Company from documents filed with the U.S. Securities and Exchange Commission (“SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934.  Our forward-looking statements include, but are not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future.  In addition, any statements that refer to protections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.  The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.  Forward-looking statements in this report may include, for example, statements about our:

●	Ability to complete a combination with one or more target businesses;

●	Public securities’ limited liquidity and trading;

●	The delisting of our securities from the American Stock Exchange or an inability to have our securities listed on the American Stock Exchange;

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●	Use of proceeds not in trust or available to us from interest income on Trust Fund balance; or

●	Financial performance.

The forward-looking statements contained or incorporated by reference in this proxy statement are based on our current expectation and beliefs concerning future developments and their potential effects on us and speak only as of the date of such statement.  There can be no assurance that future developments affecting us will be those that we have anticipated.  These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including, among other things, claims by third parties against the Trust Fund, unanticipated delays in the distribution of the funds from the Trust Fund, the application of Rule 419 or other restrictions to future financings or business combinations involving the Company and the Company’s ability to finance and consummate acquisitions following the distribution of the funds from the Trust Fund.  Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.  We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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SPECIAL MEETING OF THE COMPANY STOCKHOLDERS

 General

We are furnishing this proxy statement to the Company stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting of the Company stockholders to be held on _______________ _____, 2009, and at any adjournment or postponement thereof.  This proxy statement is first being furnished to our stockholders on or about _______________ _____, 2009 in connection with the vote on the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, the Distribution Proposal and the Adjournment Proposal.  This document provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting.  Unless the context requires otherwise, the terms “the Company,” “we,” “us,” and “our” refer to Media & Entertainment Holdings, Inc.

 Date, Time and Place

The special meeting will be held at the offices of Hughes Hubbard & Reed LLP, One Battery Park Plaza, New York, NY 10004, on _________, ________ __, 2009, at ____ a.m. New York time.

 Purpose of the Company Special Meeting

At this special meeting, you will be asked to consider and vote upon the following proposals:

●
The Article Five Elimination Proposal – proposal to amend the certificate of incorporation of the Company to permit the continuance of our company as a corporation beyond the time currently specified in our certificate of incorporation without the limitations imposed at the time of its IPO to remove the Fifth Article from the certificate of incorporation, which, among other blank check company-related restrictions, requires the Company to dissolve following the distribution of the Trust Fund.

●
The Authorized Share Proposal – a proposal to amend the certificate of incorporation of the Company following and conditioned upon the approval of the Article Five Elimination Proposal.  This proposal would increase the authorized shares of common stock from 70,000,000 shares to 140,000,000.

●
The Reverse Stock Split Proposal – a proposal to amend the certificate of incorporation of the Company following and conditioned upon the approval of the Article Five Elimination Proposal.  This proposal would effect a one-for-ten reverse stock split of Common Stock.

●	The Distribution Proposal – a proposal to authorize the distribution of all of the assets of the Trust Fund to the holders of the IPO Shares.

●
The Adjournment Proposal - a proposal to authorize the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are insufficient votes at the time of the special meeting to

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adopt the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal and/or the Distribution Proposal.

 Recommendation of the Company Board of Directors

Our board of directors:

●	has approved each of the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, the Distribution Proposal and the Adjournment Proposal; and

●
recommends that our common stockholders vote “FOR” each of the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, the Distribution Proposal and the Adjournment Proposal.

 Record Date; Who is Entitled to Vote

The record date is ____________________.  On this record date, there were 15,120,000 shares of common stock outstanding and entitled to vote.  Holders of warrants are not entitled to vote at the special meeting.

The Article Five Elimination Proposal will be submitted to the holders of the outstanding shares as of the record date of the Company’s common stock.  None of the Authorized Share Proposal, the Reverse Split Proposal or the Distribution Proposal will be presented to our stockholders for a vote at the special meeting (i.e., the polls will not be opened for voting on the Authorized Share Proposal, the Reverse Split Proposal or the Distribution Proposal) unless and until our stockholders have approved the Article Five Elimination Proposal.  Depending on our ability to obtain the requisite number of votes for the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal and the Distribution Proposal, the adoption of the Adjournment Proposal may be submitted to the holders of our common shares.

The Company’s officers and directors have advised us that they support each of the proposals and intend to vote their shares “FOR” each of the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, the Distribution Proposal and the Adjournment Proposal at the special meeting.  As of the record date, the Company’s officers and directors owned, either directly or beneficially, and were entitled to vote 2,388,000 shares, or 15.7%, of the Company’s outstanding common stock.

 Quorum

A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

 Abstentions and be Non-Votes

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” will be treated as shares present for purposes of determining the presence of a quorum on all matters.  The latter will not be treated as shares entitled to vote on the matter as to which authority to vote is withheld by the broker.  If you do not give the broker voting instructions, your broker may not be able to vote your shares on the

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Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal or the Distribution Proposal.

 Vote of Our Stockholders Required

The affirmative vote of a majority of the outstanding shares of the Company common stock, is required to adopt each of the Article Five Elimination Proposal, the Authorized Share Proposal and the Reverse Split Proposal.  The affirmative vote of a majority of the outstanding shares as of the record date, as well as the holders of a majority of the IPO Shares as of the record date, is required to adopt the Distribution Proposal.  If you do not vote (i.e. you “Abstain” from voting on these proposals), your action will have the same effect as an “AGAINST” vote.  Broker non-votes will have the same effect as “AGAINST” votes.

If the affirmative vote of a majority of the outstanding shares of the Company common stock, voting together as a single class, is not obtained for the approval of the Article Five Elimination Proposal, the Authorized Share Proposal and the Reverse Split Proposal, the Distribution Proposal will not be presented at the special meeting for approval.

The adoption of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the special meeting, if the Adjournment Proposal is presented.

 Voting Your Shares

Each share of the Company common stock that you own in your name entitles you to one vote.  Your one or more proxy cards show the number of shares of our common stock that you own.  There are two ways to vote your shares of the Company common stock at the special meeting: You can vote by signing and returning the enclosed proxy card.  If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card.  If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted, as recommended by our board, “FOR” the adoption of the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, the Distribution Proposal and the Adjournment Proposal.  Votes received after a matter has been voted upon at the special meeting will not be counted.

You can attend the special meeting and vote in person.  We will give you a ballot when you arrive.  However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee.  That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

 Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

●	you may send another proxy card with a later date;

●	you may notify our corporate secretary in writing before the special meeting that you have revoked your proxy; or

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●	you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

 Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call our corporate secretary at (212) ______.

 No Additional Matters May Be Presented at the Special Meeting

This special meeting has been called only to consider the adoption of the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal, the Distribution Proposal and the Adjournment Proposal.  Under our by-laws, other than procedural matters incident to the conduct of the special meeting, no other matters may be considered at the special meeting if they are not included in the notice of the special meeting.

 Proxies and Proxy Solicitation Costs

We are soliciting proxies on behalf of our board of directors.  This solicitation is being made by mail but also may be made by telephone or in person.  The Company will pay for the entire cost of soliciting proxies.  In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication.  These parties will not be paid any additional compensation for soliciting proxies.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward their proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.  We will reimburse them for their reasonable expenses.

If you grant a proxy, you may still vote your shares in person if you revoke your proxy before the special meeting.

 Possible Claims Against the Company

You should be aware that because we stated in the IPO prospectus and the Company filings that we would not propose or seek stockholder approval to amend the requirements to distribute the amount in the IPO trust account and the remaining net assets of the Company and then liquidate and dissolve if we did not complete an acquisition within the required time period, you may have securities law claims against the Company for rescission (under which a successful claimant would have the right to receive the total amount paid for his or her securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of the security).  In general, a claim for rescission must be made by a person who purchased shares pursuant to a defective prospectus or other representation, and within the applicable statute of limitations period, which, for claims made under federal law (Section 12 of the Securities Act) and most state statutes, is one year from the time the claimant discovered or reasonably should have discovered the facts giving rise to the claim, but not more than three years from the occurrence of the event giving rise to the claim. A successful claimant for damages under federal or state law could be awarded an amount to compensate for the decrease in value of his or her shares caused by the alleged violation (including, possibly, punitive damages), together with interest, while retaining

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the shares. Claims under the anti-fraud provisions of the federal securities laws must generally be brought within two years of discovery, but not more than five years after occurrence.

BACKGROUND INFORMATION

 General

We were incorporated in Delaware on July 8, 2005, as a blank check company formed to serve as a vehicle for the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination with a then unidentified operating business.

 Initial Public Offering

A registration statement for our initial public offering was declared effective on March 9, 2007.  On March 14, 2007, we completed the IPO, consisting of 10,800,000 units at a price of $8.00 per unit.  Each unit consists of one share of common stock and one warrant.  Each warrant entitles the holder to purchase one share of common stock at a price of $5.00, exercisable on the later of our completion of a business combination or March 9, 2008.  The warrants expire on March 9, 2011, or earlier upon redemption.  Upon the closing of the IPO, on March 14, 2007, we sold and issued an option, for $100 to the representatives of the underwriters, to purchase up to 540,000 units, at an exercise price of $10.00 per unit.

We received total net proceeds of $81,420,447 from the IPO, taking into account $4,979,533 of underwriting fees and other offering expenses.  Simultaneously with the consummation of the IPO, we privately sold an aggregate of 2,700,000 warrants to Messrs. Granath, Seslowsky, Maggin and Clauser and The Hearst Corporation (together, the “pre-IPO stockholders”) and one of their affiliates, Transmedia Corporation, at a price of $1.00 per warrant, for an aggregate purchase price of $2,700,000, of which $300,000 was used to pay off notes to our officers and the remaining $2,400,000 was deposited in the Trust Fund, which is maintained by Continental Stock Transfer & Trust Company.

On March 23, 2007, we completed the sale of an additional 1,620,000 units that were granted to the underwriters as an over-allotment option at a price of $8.00 per unit.  The IPO, including the exercise of the over-allotment option, generated total gross proceeds of $99,360,000 to us, excluding the proceeds from the offering of the 2,700,000 warrants on a private basis to the existing stockholders.  The aggregate net proceeds of the IPO, the exercise of the over-allotment option, and the sale of warrants on a private basis to our existing stockholders of $96,618,800 were placed in the Trust Fund.  In addition, the underwriters of the IPO agreed to defer payment of a portion of the underwriting discount equal to 2.5% of the gross proceeds, or $2,484,000, and the full amount of their non-accountable expense allowance, or $864,000.  These deferred amounts were to be held in trust and not released until the earlier to occur of (i) the completion of our initial business combination or (ii) our liquidation, in which case such proceeds will be distributed to the public stockholders, together with all other funds held in the Trust Fund.  We have asked the representatives of the underwriters to confirm that they will have no right to receive any of these deferred amounts after distribution of the Trust Fund to the holders of IPO Shares.

Our certificate of incorporation requires that we take all actions necessary to liquidate in the event that we do not consummate a business combination within 18 months from the date of the consummation of our initial public offering (September 14, 2008), or 24 months from the

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consummation of our initial public offering (March 14, 2009) if certain criteria have been satisfied.

 Distribution of the Trust Fund

If the Distribution Proposal is approved, we will distribute to the holders of the IPO Shares, in proportion to their respective equity interests, an aggregate sum equal to the amount in the Trust Fund (including the amount representing the $2,484,000 deferred portion of the underwriters’ fees and the $864,000 deferred representatives’ non-accountable expense allowance, plus any interest), net of taxes payable. See “Certain Other Interests in the Proposals.”  The holders of the Company’s common stock that were not issued in the Company’s IPO, including purchasers in our private placement offering, have waived their rights to participate in any distribution out of the Trust Fund, but only with respect to those shares of common stock owned by them prior to the IPO.

The Company expects to satisfy its liabilities to creditors concurrently with the payment of the distribution of assets pursuant to the Distribution Proposal with accrued interest on amounts held in the Trust Fund (net of taxes, if any, payable by the Company with respect to such interest) that was paid by the Company to fund working capital requirements (as of December 31, 2008, the Company held an aggregate of approximately $753,600 that had been so released to it).  The Company believes that such amount will be reduced to approximately $200,000 after satisfaction of obligations to the Company’s creditors at the time of distribution of the Trust Fund.  Although the Company expects to use such amount to pay expenses incurred by it after distribution of the Trust Fund (and not pay such amount to the Company’s stockholders, as would be the case of the Company were liquidated and dissolved) there can be no assurance as to the amount that will be available after satisfaction of obligations to the Company’s creditors or whether such amount will be sufficient to pay all expenses incurred by the Company after distribution of the Trust Fund.

Although the Company is not aware of any other liabilities that will not be covered by the accrued interest on amounts held in the Trust Fund (net of taxes, if any, payable by the Company with respect to such interest) that was received by the Company to fund working capital requirements plus the indemnification agreements of our founders, no assurance can be made that such liabilities will not arise in the future.  If such liabilities were to arise in the future or actual liabilities exceed those anticipated, stockholders who receive distributions from the Company contemplated by the Distribution Proposal could be liable for their pro rata share of such liabilities, but not in excess of the amounts distributed to them.

 Continuation of the Company Following the Distribution of the Trust Fund

 General

The purpose of the Article Five Elimination Proposal is to permit the Company to continue its corporate existence (rather than dissolving, as currently required by our certificate of incorporation following the distribution of the amounts in the Trust Fund) and to do so with a corporate charter that does not contain blank check company-related provisions and other restrictions.  Specifically, the Article Five Elimination Proposal includes removing the restrictive provisions relating to the operations of the Company as a blank check company.

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 Future Acquisition Plans

If the Article Five Elimination Proposal is approved, the Company intends to pursue the acquisition of one or more operating companies in one or more industries not now identified, subject to several important factors, including the availability of financing and the role and level of involvement of the Company’s current board of directors and management in the Company’s post-blank check company operations.  We cannot assure you that we will be able to acquire an operating business.  As an alternative, the Company might seek to obtain value from its status as a public shell through a sale to or combination with an operating company seeking such status as a means of “going public.”  As of the date of this proxy statement, the Company has no arrangements in place with any acquisition candidates and will not engage in more active identification and pursuit of potential acquisitions unless and until our stockholders approve the Article Five Elimination Proposal at the special meeting.  Currently, it is anticipated that the members of the Company’s board of directors will continue to serve as directors of the Company through the date of the special meeting and may continue thereafter.

In the event that the Company enters into a definitive agreement to acquire an operating company, we believe the acquisition would not necessarily require stockholder approval, even if it constituted a change in control of the Company, provided that the Company’s common stock is not then listed on a national exchange and the acquisition is structured so as not to require a stockholder vote under the Delaware General Corporation Law (“DGCL”).  Accordingly, you may not be entitled to vote on any future acquisitions by the Company.

 Need for Additional Capital

The board of directors anticipates that the Company will need to raise capital to fund ongoing operations, including the compliance cost of continuing to remain a public reporting company, and to fund the acquisition of an operating business in the event the proposals in this proxy statement are approved.

After satisfaction of obligations to creditors, the Company believes that it will have approximately $200,000.  Although the Company expects to use such amount to pay expenses incurred by it after distribution of the Trust Fund (and not pay such amount to the Company’s stockholders, as would be the case of the Company were liquidated and dissolved) there can be no assurance as to the amount that will be available after satisfaction of obligations to the Company’s creditors or whether such amount will be sufficient to pay all expenses incurred by the Company after distribution of the Trust Fund.  See “BACKGROUND INFORMATION -- Distribution of the Trust Fund.”

The Company does not currently have any specific capital-raising plans.  We may seek to issue debt or equity securities, including preferred securities for which we may determine the rights and designations, common stock, warrants, equity rights, convertibles notes and any combination of the foregoing.  Any such offering may take the form of a private placement, public offering, rights offering, other offering or any combination of the foregoing at fixed or variable market prices or discounts to prevailing market prices.  We cannot assure you that we will be able to raise sufficient capital on favorable, or any, terms.  The issuance of debt securities will not be, and we believe that the issuance of equity securities in such a financing will not be, subject to stockholder approval if the Company’s common stock is not then listed on a national exchange.  Accordingly, you may not be entitled to vote on any future financing by the Company.  Moreover, stockholders have no preemptive or other rights to acquire any securities that the Company may issue in the future.

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If the Company is deemed to be “blank check company” for the purposes of the federal securities laws, regulatory restrictions that are more restrictive than those currently set forth in the Company’s certificate of incorporation may apply to any future public offerings by the Company.  For more information, see the section below entitled “-Potential Application of Rule 419 under the Securities Act to Future Public Offerings.”

 Possible Status as “Shell Company” under the Federal Securities Laws

Following stockholder approval of the Article Five Elimination Proposal and the Trust Fund distribution, we may be deemed a “shell company” under the federal securities laws.  A “shell company” is a public reporting company that has no or nominal assets (other than cash), and no or nominal operations.  Shell companies are subject to certain special rules under the federal securities laws, including:

●	specific disclosure requirements on Form 8-K upon the consummation of a transaction that effects a change in control or changes the shell company into a non-shell company, as discussed further below;

●
limitations in the use of certain short-form registration statements under the Securities Act while a shell company, including Form S-8 registration statements used in connection with employee benefit plans;

●	ineligibility for certain streamlined procedures and publicity rules in connection with public offerings while a shell company and for a period of three years thereafter; and

●	unavailability of the resale provisions of Rule 144 of the Securities Act until one year following the Form 8-K disclosure described above.

In addition, we may be deemed a “blank check company” under the federal securities laws, which could result in restrictions on any future public offerings of our securities, as further described below.

 Potential Application of Rule 419 under the Securities Act to Future Public Offerings

Depending on the timing and nature of our future capital-raising activities, we could become subject to even more onerous restrictions regarding the handling of any future public offering proceeds than those set forth in our current certificate of incorporation regarding the proceeds of our IPO.  Following the amendment of our certificate of incorporation and the distribution of the amounts in the Trust Fund, we may be deemed a “blank check company” for the purposes of Rule 419 promulgated under the Securities Act of 1933 (the “Securities Act”).  Rule 419 imposes strict restrictions on the handling of the proceeds received, and securities issued, in an offering registered under the Securities Act by a “blank check company” as defined in Rule 419, including a mandatory escrow of the offering proceeds, a process of stockholder “reconfirmation” when a business combination is announced and a ban on the trading of the securities sold, pending the consummation of a business combination, which must occur within 18 months of the offering.  Rule 419 defines a “blank check company” as:

●
a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and

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●	issuing “penny stock,” as defined in Rule 3a51-1 under the Securities Exchange Act of 1934 (the “Exchange Act”).

There are several bases on which exemptions from the application of Rule 419 exist, including raising capital through a private offering exempt from registration under the Securities Act, raising net proceeds in excess of $5 million in a public offering that is a firm commitment underwritten offering and raising capital in a public offering in connection with the acquisition of an identified company.  Although the Company intends to conduct any future capital raising in a manner that is exempt from Rule 419, there can be no assurances that any future capital raising transactions will qualify for such an exemption.

 Quotation on the American Stock Exchange

The Company’s outstanding common stock, warrants and units are currently quoted on the American Stock Exchange. Following stockholder approval of the distribution of the amounts in the Trust Fund, we believe that our common stock, warrant and units will no longer be listed on the American Stock Exchange. In such event, we will try to have them quoted on the OTC Bulletin Board. However, we have no certainty that we will be able to accomplish this. To trade on the OTC Bulletin Board, the Company must continue to timely file public reports. Concurrent with the IPO, the Company filed a registration statement on Form 8-A with the SEC registering the units, the common stock, and the warrants under Section 12(g) of the Exchange Act. While such registration is in effect, the Company is a reporting company under the federal securities laws. At this time, the Company has no intention of seeking to deregister its common stock, warrant or units under the Exchange Act and plans to continue to file public reports as long as such registration is in effect. Nonetheless, we cannot assure you that our common stock, warrants or units will remain listed on the American Stock Exchange or be eligible for quotation on the OTC Bulletin Board.

 Status of Outstanding Warrants Following the Special Meeting of Stockholders

If the Article Five Elimination Proposal is not approved, the Company will be required to commence proceedings to dissolve and liquidate following distribution of the amounts in the Trust Fund and your warrants will become worthless.  If the Article Five Elimination Proposal is approved, the Company will continue its corporate existence without any of the blank check company restrictions contained in its certificate of incorporation that were previously applicable to it and the warrants will remain outstanding in accordance with their terms.  It is the Company’s position that the warrants will become exercisable upon the consummation of any business combination following stockholder approval of this proposal.  Outstanding warrants may adversely affect the ability of the Company to attract new investors or otherwise obtain financing and may make it more difficult to effect future acquisitions.  For information about the warrants, see the section entitled “Description of Securities.”

 Dissolution if the Article Five Elimination Proposal is Not Approved

If the Article Five Elimination Proposal is not approved by the stockholders, the Company will take all action necessary to dissolve as soon as reasonably practicable after distribution of the amounts in the Trust Fund.  Since we will have to file a proxy statement to liquidate and dissolve if the proposals herein are not approved, there will be a delay in the receipt by the holders of IPO Shares of amounts to be distributed to them from the Trust Fund.  Any remaining material net assets, after the distribution of the amounts in the Trust Fund to the holders of the IPO Shares, will be distributed to our common stockholders.  However, we do not

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believe there will be net assets outside of the IPO trust account available for distribution to stockholders, other than accrued interest on amounts held in the trust account (net of taxes, if any, payable by the Company with respect to such interest) that was released to the Company to fund working capital requirements (as of December 31, 2008, the Company held an aggregate of approximately $753,600 that had been so released to it).

Although the Company is not aware of any liabilities that will not be covered by the accrued interest on amounts held in the Trust Fund (net of taxes, if any, payable by the Company with respect to such interest) that was received by the Company to fund working capital requirements plus the indemnification agreements of our founders, no assurance can be made that such liabilities will not arise in the future.  If such liabilities were to arise in the future or actual liabilities exceed those anticipated, stockholders who receive distributions from the Company pursuant to the plan of liquidation could be liable for their pro rata share of such liabilities, but not in excess of the amounts distributed to them.

In order to effectuate the dissolution and liquidation of the Company following the distribution of the amounts in the Trust Fund, we anticipate the following process:

●
our board of directors would convene and adopt a specific plan of dissolution and liquidation, which it would then vote to recommend to our stockholders; at such time it would also cause to be prepared a preliminary proxy statement setting out such plan of dissolution and liquidation as well as the board of directors’ recommendation of such plan;

●	we would promptly file our preliminary proxy statement with the SEC;

●
if the SEC does not review the preliminary proxy statement then, on or about ten days following the filing of such preliminary proxy statement, we would mail the definitive proxy statement to our stockholders, and ten to approximately 20 days following the mailing of the definitive proxy statement, we would convene a meeting of our stockholders, at which holders of shares of all of our voting stock then outstanding would be entitled to vote on our plan of dissolution and liquidation; and

●
if the SEC does review the preliminary proxy statement, we currently estimate that we would receive its comments 30 days after the filing of such proxy statement.  We would then mail the definitive proxy statement to our stockholders following the conclusion of the comment and review process (the length of which we cannot predict with any certainty, and which may be substantial) and we would convene a meeting of our stockholders at which holders of shares of all of our voting stock then outstanding would be entitled to vote on our plan of dissolution and liquidation.

 Interests of the Company Directors and Officers in the Proposals

When you consider the recommendations of the Company’s board of directors in favor of the proposals, you should keep in mind that the Company’s pre-IPO stockholders, directors and officers (“the Company Inside Stockholders”) have interests in the proposals that may be different from, or in addition to, your interests as a stockholder.

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Warrants Held by the Company Inside Stockholders

If the Article Five Elimination Proposal is not approved, the Company will be required to commence proceedings to dissolve and liquidate following distribution of the amounts in the Trust Fund.  There will be no distribution from the Trust Fund with respect to the Company’s pre-IPO stockholders’ warrants, which would expire worthless if the Article Five Elimination Proposal in not approved.  Management believes that these shares of common stock and warrants have no meaningful value in view of the extremely minimal current trading value of the warrants and the anticipated, extremely minimal trading value of the shares after the distribution of the Trust Fund.  For more information about the outstanding warrants, see the sections entitled “Description of Securities” and “- Status of Outstanding Warrants Following the Special Meeting of Stockholders.”

Options Held by the Company Inside Stockholders

Options to acquire an aggregate of 300,000 shares of our common stock (100,000 for each) at an exercise price of $8.00 per share, with one third vesting upon the consummation of our initial business combination, and the remaining two thirds vesting on the first and second anniversaries of that date, provided that such individual remains a director of our company at such time were issued to Messrs. Reilly, Weden and Roskin, members of the board of directors.

Compensatory Arrangements for Board of Directors and Management

See “Securities Authorized for Issuance Under Equity Compensation Plans.”

We will reimburse our officers and directors for any reasonable out-of-pocket business expenses incurred by them in connection with activities on our behalf in identifying and investigating possible target businesses and business combinations. There is no limit on the amount of these out-of-pocket expenses, and there will be no review of the reasonableness of the expenses by anyone other than our board of directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged. Because of the foregoing, we will generally not have the benefit of independent directors examining the propriety of expenses incurred on our behalf and subject to reimbursement.

Our policies and procedures for the review, approval or ratification of certain related party transactions are as follows. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates, including loans by our officers and directors or their affiliates, will be on terms believed by us to be no less favorable than are available from unaffiliated third parties. Such transactions or loans, including any forgiveness of loans, will require prior approval in each instance by a majority of our uninterested “independent” directors or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

At this time, the board of directors has not determined the initial composition of the board or management following stockholder approval of the Article Five Elimination Proposal and the Trust Fund distribution.  The Company currently has made no determinations regarding the compensation it will pay its directors or officers following stockholder approval of the Article Five Elimination Proposal and the Trust Fund distribution.

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Officer and Director Liability

Messrs. Granath, Seslowsky, Clauser and Maggin have each agreed, pursuant to a letter agreement with us and the representatives, that if we liquidate prior to the consummation of a business combination, they will be personally liable to pay debts and obligations to target businesses or third parties that are owed money by us for services rendered or contracted for or products sold to us in excess of the net proceeds of the IPO not held in the Trust Fund.  In addition, our board, a majority of which are independent directors, would have a fiduciary obligation to our stockholders to bring a claim against Messers. Granath, Seslowsky, Clauser and Maggin to enforce their liability obligation.  None of these four individuals will be personally liable to pay any of our debts and obligations except as provided above.  Accordingly, the actual per-share amount distributed following approval of the Distribution Proposal could be less than be less than the pro rata share of the Trust Fund otherwise payable to holders of IPO Shares ($7.87 per unit, or $0.13 less than the per-unit offering price of $8.00) due to claims of creditors.

The Company expects to satisfy its liabilities to creditors concurrently with the payment of the distribution of assets pursuant to the Distribution Proposal with accrued interest on amounts held in the trust account (net of taxes, if any, payable by the Company with respect to such interest) that was paid by the Company to fund working capital requirements (as of December 31, 2008, the Company held an aggregate of approximately $753,600 that had been so released to it).  The Company believes that such amount will be reduced to approximately $200,000 after satisfaction of obligations to the Company’s creditors at the time of distribution of the Trust Fund.  Although the Company expects to use such amount to pay expenses incurred by it after distribution of the Trust Fund (and not pay such amount to the Company’s stockholders, as would be the case of the Company were liquidated and dissolved) there can be no assurance as to the amount that will be available after satisfaction of obligations to the Company’s creditors or whether such amount will be sufficient to pay all expenses incurred by the Company after distribution of the Trust Fund.

Potential Interests of the Company Inside Stockholders in Future Financings and Acquisitions

Following stockholder approval of the Article Five Elimination Proposal and the Trust Fund distribution, the Company will operate without the blank check company restrictions that are currently set forth in our certificate of incorporation.  The board of directors anticipates that the Company will need to raise capital to fund ongoing operations, including the compliance cost of continuing to remain a public reporting company, and to fund the acquisition of an operating business.  Such a financing may involve existing investors and/or new investors, including officers and directors of the Company.  Further, any operating business which the Company may acquire following stockholder approval of the Article Five Elimination Proposal, may be affiliated, or have some relationship with, one of our existing officers and directors.

In connection with the IPO, each of our officers and directors signed an agreement with Ladenberg Thalmann & Co. and Lazard Capital Markets, LLC, the representatives of the underwriters in our IPO (the “Representatives”), that the Company would not consummate a business combination with an affiliated entity without an opinion from an independent investment banking firm reasonably acceptable to the Representatives that the business combination is fair to the Company’s stockholders from a financial perspective.  The continued applicability of this provision following the stockholder approval of the Article Six Elimination Proposal and the Trust Fund distribution is unclear, but we have asked the Representatives to confirm that such provision would not apply following stockholder approval of the Article Five Elimination

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Proposal.  In such circumstances, we would anticipate that the board of directors will take such action as is consistent with its fiduciary duties to stockholders.

Other Agreements of the Company Inside Stockholders

Messrs. Granath, Seslowsy, Clauser and Maggin, as well as Hearst Corporation, are confirming with the escrow agent under their stock escrow agreement that their shares will be released from escrow after distribution of the Trust Fund contemplated by the Distribution Proposal.

Additionally

●
Messrs. Granath, Seslowsy, Clauser, Maggin, Reilly, Roskin and Weden, as well as Hearst Corporation and Transmedia Corporation, are confirming with the Company and the representatives of the underwriters in the IPO the termination and inapplicablility after distribution of the Trust Fund contemplated by the Distribution Proposal of their agreement not to propose, or vote in favor of, any amendment to the certificate of incorporation to extend the period of time in which the Company must consummate a business combination prior to liquidation; and

●
Messrs. Granath, Seslowsy, Clauser, Maggin, as well as Hearst Corporation and Transmedia Corporation, are confirming with the Company and the representatives of the underwriters in the IPO the termination and inapplicablility after distribution of the Trust Fund contemplated by the Distribution Proposal of their agreements not to (i) transfer any of the securities of the Company they acquired prior to the IPO until one year after the Company completes its initial business combination, (ii) propose, or vote in favor of, any amendment to the certificate of incorporation to extend the period of time in which the Company must consummate a business combination prior to liquidation and (iii) transfer any of the securities of the Company they acquired prior to the IPO until one year after the Company completes its initial business combination and (ii) to vote in the Company’s initial business combination the shares of common stock they acquired prior to the IPO in accordance with the majority of the IPO Shares.

 Certain Other Interests in the Proposals

In addition to the interests of our directors and officers in the proposals, you should keep in mind that certain individuals promoting the proposals and/or soliciting proxies on behalf of the Company have interests in the proposals that may be different from, or in addition to, your interests as a stockholder.  Upon the closing of our initial public offering, on March 14, 2007, the Company sold and issued an option, for $100 to the representatives of the underwriters, to purchase up to 540,000 units, at an exercise price of $10.00 per unit.  On March 23, 2007, the Company completed the sale of an additional 1,620,000 units that were granted to the underwriters as an over-allotment option at a price of $8.00 per unit.  For discussion about the status of the warrants associated with the units following the special meeting, see the section entitled “- Status of Outstanding Warrants Following the Special Meeting of Stockholders.”   We have asked the Representatives to release the obligations of the Company under the underwriter’s purchase option if the stockholders approve the Article Five Elimination Proposal.

The underwriters in the IPO agreed to defer payment of a portion of the underwriting discount equal to 2.5% of the gross proceeds, or $2,484,000, and the full amount of their non-

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accountable expense allowance, or $864,000.  These deferred amounts will be held in trust and not released until the earlier to occur of (i) the completion of our initial business combination or (ii) our liquidation, in which case such proceeds will be distributed to the public stockholders, together with all other funds held in the trust account.  We have asked the underwriter to forfeit any rights to or claims against such proceeds because a business combination was not timely completed.

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PROPOSAL ONE – THE ARTICLE FIVE ELIMINATION PROPOSAL

The Company is proposing to eliminate the blank check company-related provisions, including the Fifth Article of the Company’s certificate of incorporation.

The Company’s certificate of incorporation requires us to dissolve and liquidate the Company as soon as reasonably practicable after the Trust Fund distribution.  In the judgment of our board of directors, the elimination of blank check company restrictions proposal is desirable because it removes the requirement to dissolve the Company and allows it to continue as a corporate entity.  Additionally, the Fifth Article relates to the operation of the Company as a blank check company prior to the Trust Fund distribution or consummation of a qualifying business combination.  Among the Fifth Article’s sections, it requires that IPO proceeds be held in the Trust Fund until a business combination or liquidation of the Company has occurred and also requires that the terms of a proposed business combination be submitted for approval by the Company’s stockholders.  These provisions would restrict the Company’s ability to pursue the acquisition of one or more operating companies and related financings after the distribution of the Trust Fund to the holders of the Common stock.  See “SPECIAL MEETING OF THE COMPANY STOCKHOLDERS -- Possible Claims Against the Company.”

The adoption of the Article Five Elimination Proposal will require the affirmative vote of a majority of the outstanding shares of the Company’s common stock on the record date.

The Board of Directors recommends a vote FOR approval of the adoption of the Article Five Elimination Proposal.

PROPOSAL TWO – THE AUTHORIZED SHARE PROPOSAL

The Company is proposing to amend the Company’s certificate of incorporation to increase the authorized shares of common stock from 70,000,000 shares to 140,000,000 shares of common stock.  If the Article Five Elimination Proposal is not adopted, the Authorized Share Proposal will not be presented at the special meeting.  A copy of the Board of Director resolutions approving the increase in authorized common shares appears as Annex II to this Proxy Statement.

On the record date, 70,000,000 shares of the Common Stock were authorized, and 15,120,000 shares of the Common Stock were issued and outstanding.  As of such date, 15,960,000 shares of the Company’s Common Stock were reserved for issuance upon exercises of outstanding options and warrants.  The Authorized Share Proposal would increase the number of the Company’s authorized shares of Common Stock to 140,000,000, thus permitting the Company to issue an additional 70,000,000 shares of Common Stock not currently authorized.  Each additional share of Common Stock authorized by the Authorized Share Proposal would have the same rights and privileges as each share of Common Stock currently authorized or outstanding.  The holders of the Company’s existing outstanding shares of Common Stock will have no preemptive right to purchase any additional shares authorized by the Authorized Share Proposal.  The issuance of a large number of additional shares of Common Stock (including any comprising a part of the additional shares authorized by the Authorized Share Proposal) would substantially reduce the proportionate interest that each presently outstanding share of Common Stock has with respect to dividends, voting, and the distribution of assets upon liquidation.

The Board of Directors believes that it is in the best interests of the Company and its stockholders to adopt the Authorized Share Proposal so as to have issuable additional authorized but unissued shares of Common Stock in an amount believed to be adequate.  The Board of

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Directors believes that an additional 70,000,000 authorized shares of Common Stock would be adequate.  Management believes that the Company’s capital structure is not appropriate for the type of merger transaction that the Company expects to pursue if the proposals in this proxy statement are adopted by the Company’s stockholders.

The additional shares authorized by the Authorized Share Proposal will be available for issuance from time to time by the Company at the discretion of the Board of Directors, normally without further stockholder action or notification (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules).  The Board of Directors does not, unless required by the DGCL or the rules of any exchange on which the Common Stock is then listed, anticipate seeking authorization from the Company’s stockholders for the issuance of any of the shares of Common Stock authorized by the Authorized Share Proposal.  The availability of such shares for issuance in the future will give the Company greater flexibility and permit such shares to be issued without the expense and delay of a special stockholders’ meeting.

The additional shares authorized by the Authorized Share Proposal could be issued for any proper corporate purpose including, but not limited to, future equity and convertible debt financings, acquisitions of property or securities of other corporations, debt conversions and exchanges, exercise of current and future options and warrants, for issuance under the Company’s future employee benefit plans, stock dividends and stock splits.  Despite the varied possible uses of the additional shares authorized by the Authorized Share Proposal, the Company expects that the most likely immediate use of the additional shares would be to raise funds to finance the Company’s operations.  The Company is not now seeking such funds and has not entered into any binding or non-binding agreement to receive any funds or to issue any shares of Common Stock to be authorized pursuant to the Authorized Share Proposal or otherwise.  There can be no assurance that the Company will be successful in its efforts to procure additional funds, or (if successful in procuring additional funds) there can be no assurance as to the terms and conditions pursuant to which the funds may be provided.  However, the number of shares to be issued in connection with a future financing could conceivably be large enough that control of the Company could change as a result.  The Board of Directors is required to make each determination to issue shares of Common Stock based on its judgment as to the best interests of the stockholders and the Company.  The Company believes that the issuance of equity securities in a future financing will not be subject to stockholder approval if the Company’s common stock is not then listed on a national exchange.  Accordingly, you may not be entitled to vote on any such financing by the Company.

The additional shares authorized by the Authorized Share Proposal are not intended as an anti-takeover device, and they are not expected to function unintentionally as one.  However, the Board of Directors could issue shares of Common Stock in a manner that makes more difficult or discourages an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means, although the Board of Directors has no present intention of doing so.  When, in the judgment of the Board of Directors, the issuance of shares under such circumstances would be in the best interest of the stockholders and the Company, such shares could be privately placed with purchasers favorable to the Board of Directors in opposing such action.  The issuance of new shares could thus be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company if the Board of Directors considers the action of such entity or person not to be in the best interest of the stockholders and the Company.  The existence of the additional authorized shares could also have the effect of discouraging unsolicited takeover attempts.  The Company is not aware of any present efforts by any person to obtain control of the Company.

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Dissenters’ Rights, Board Recommendation and Required Approval

Under Delaware corporation law and the Company’s Certificate of Incorporation and bylaws, holders of Common Stock will not be entitled to dissenters’ rights with respect to the Authorized Share Proposal.

The adoption of the Authorized Share Proposal will require the affirmative vote of a majority of the outstanding shares of the Company’s common stock on the record date, voting together as a single class.

The Board of Directors recommends a vote FOR approval of the adoption of the Authorized Share Proposal.

PROPOSAL THREE – THE REVERSE SPLIT PROPOSAL

General

The Company is proposing to amend the Company’s certificate of incorporation to effect a one-for-ten reverse stock split of Common Stock, in which every 10 shares of Common Stock outstanding as of the effective date of the amendment will be converted into [one] share of Common Stock.  If the Article Five Elimination Proposal is not adopted, the Reverse Stock Split Proposal will not be presented at the special meeting.  A copy of the Board of Director resolutions approving the reverse stock split appears as Annex III to this Proxy Statement.

The Reverse Stock Split Proposal would reduce the number of outstanding shares of Common Stock to approximately 10% of the number of shares currently outstanding.  Accordingly the Reverse Stock Split Proposal would decrease the number of outstanding shares of Common Stock to approximately 1,512,000 shares.  The Reverse Stock Split Proposal will not affect the proportionate equity interest in the Company of any holder of the Common Stock, subject to the provisions for the elimination of fractional shares as described below.  If the Reverse Stock Split Proposal is approved, each outstanding share of Common Stock will be entitled to one vote at each meeting of stockholders of the Company, as is the case with each currently outstanding share.  While a reduced number of outstanding shares of Common Stock could adversely affect the liquidity of the Common Stock, the Board of Directors does not believe that this is likely to happen.

The Reverse Stock Split Proposal is not intended as an anti-takeover device and it is not expected to function unintentionally as one.  The Company is not aware of any present efforts by any person to obtain control of the Company.

In addition, the Reverse Stock Split Proposal is not intended as a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934, and it is not expected to function unintentionally as one.

Based on its knowledge of reverse merger transactions, the Board of Directors believes that proportionately reducing the number of outstanding shares of Common Stock at this time will make the Company more attractive as a merger candidate in the future, particularly in view of the fact that the Company will cease to have any meaningful funds once the amounts in the Trust Fund are distributed.  In anticipation of a need to undertake a reverse stock split in the future in connection with a reverse merger transaction and to avoid additional costs associated with regulatory compliance, the Company’s Board of Directors believes it to be in the best interests of

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the Company and its stockholders to effect a reverse stock split at this time.  While management believes that the Reverse Stock Split Proposal will make the Company more attractive to potential merger candidates, there can be no assurance that this will necessarily be true.  There can be no assurance that the market price of a share of Common Stock after the Reverse Stock Split Proposal will be ten times the market price if the Reverse Stock Split Proposal is not implemented, that the marketability of the Common Stock will increase, or that the Reverse Stock Split Proposal will otherwise have the desired effects described.  The Board of Directors desires to enhance the attractiveness of the Company as a merger candidate.  The Board of Directors believes that the attractiveness of the Company as such will be significantly less, and efforts to enhance the value of the Common Stock will be impaired, if the Reverse Stock Split Proposal is not approved and implemented.

Exchange of Stock Certificates and Elimination of Fractional Share Interests

If the Reverse Stock Split Proposal is approved by the requisite number of shares of Common Stock entitled to vote at the special meeting, a Certificate of Amendment effecting the Reverse Stock Split Proposal will be filed in the Office of the Secretary of State of Delaware promptly after such approval.  The Reverse Stock Split Proposal would become effective as of the close of business on the date of the filing of the Certificate of Amendment (such filing is referred to hereinafter as the “Filing”).  Stockholders of the Company of record as of the Filing will then be furnished the necessary materials and instructions to effect the exchange of their certificates representing Common Stock outstanding prior to the Reverse Stock Split Proposal (referred to hereinafter as “Pre-Split Shares”) for new certificates representing Common Stock after the Reverse Stock Split Proposal (referred to hereinafter as “Post-Split Shares”).  Certificates representing Pre-Split Shares subsequently presented for transfer will not be transferred on the books and records of the Company but will be returned to the tendering person for exchange.  Stockholders of the Company should not submit any certificates until requested to do so.  In the event any certificate representing Pre-Split Shares is not presented for exchange upon request, any dividends which may be declared after the date of the special meeting with respect to the shares represented by such certificate will be withheld by the Company until such certificate has been properly presented for exchange, at which time all such withheld dividends which have not yet been paid to a public official pursuant to the abandoned property laws will be paid to the holder thereof or his designee, without interest.

No fractional shares will be issued.  Instead, all fractional shares will be rounded up to one whole share.

Federal Income Tax Consequences

The following discussion is a general summary of certain of the United States federal income tax consequences of the exchange of Pre-Split Shares for Post-Split Shares pursuant to the Reverse Stock Split Proposal.  This summary does not purport to cover all aspects of federal income taxation that may be relevant to a stockholder.  This summary does not discuss any aspect of state, local, foreign or other tax laws.  In addition, certain stockholders (including without limitation banks, insurance companies, tax-exempt organizations, financial institutions, broker dealers, foreign persons and partnerships) may be subject to special rules not discussed below.

This discussion is only a summary of material United States federal income tax consequences of the reverse stock split.  Investors are urged to consult their own tax advisors with respect to the particular tax consequences to them of the reverse stock split,

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including the effect of any United States federal tax laws, any state, local or non-United States tax laws, and any applicable tax treaty.

Treatment of the exchange of Pre-Split Shares for Post-Split Shares.

No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of Pre-Split Shares for Post-Split Shares.  The aggregate adjusted tax basis of the Post-Split Shares received in the reverse stock split will be the same as the stockholder’s aggregate adjusted tax basis in the Pre-Split Shares that are exchanged.  The stockholder’s holding period for the post-split shares will include the period during which the stockholder held the Pre-Split Shares surrendered in the reverse stock split.

Dissenters’ Rights, Board Recommendation and Required Approval

Under Delaware corporation law and the Company’s Certificate of Incorporation and bylaws, holders of Common Stock will not be entitled to dissenters’ rights with respect to the Reverse Stock Split Proposal.

The adoption of the Reverse Stock Split Proposal will require the affirmative vote of a majority of the outstanding shares of the Company’s common stock on the record date, voting together as a single class.

The Board of Directors recommends a vote FOR approval of the adoption of the Reverse Stock Split Proposal.

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PROPOSAL FOUR – THE DISTRIBUTION PROPOSAL

The Company is proposing to distribute all of the assets of the Trust Fund of the Company to the holders of the IPO Shares.

The Company’s trust fund agreement contemplates that the Company will be dissolved and liquidated as soon as practicable after distribution of the Trust Fund.  In the judgment of our board of directors, the authorization of the distribution of Trust Fund assets coupled with the approval of the Article Five Elimination Proposal is desirable because it permits the Company to distribute the assets of the Trust Fund and then continue operating the Company without any requirement to liquidate or dissolve the Company.

As of December 31, 2008, approximately $97,743,950.28 (approximately $7.87 per IPO Share) was in the Trust Fund.  Distribution of the Trust Fund to the holders of IPO Shares following approval of the Distribution Proposal would provide such holders with all amounts in the Trust Fund, but would not give them any other assets of the Company that would be available to them after satisfaction of all of the Company’s obligations upon a liquidation and dissolution.  We do not believe there will be material net assets outside of the Trust Fund available for distribution to stockholders, other than accrued interest on amounts held by the Trust Fund (net of taxes, if any, payable by the Company with respect to such interest) that was released to the Company to fund working capital requirements.  As of December 31, 2008, the Company held an aggregate of approximately $753,600 that had been so released to it.  The Company believes that such amount will be reduced to approximately $200,000 after satisfaction of obligations to the Company’s creditors at the time of distribution of the Trust Fund.  Although the Company expects to use such amount to pay expenses incurred by it after distribution of the Trust Fund, there can be no assurance as to the amount that will be available after satisfaction of obligations to the Company’s creditors or whether such amount will be sufficient to pay all expenses incurred by the Company after distribution of the Trust Fund.

The adoption of the Distribution Proposal will require the affirmative vote of a majority of the outstanding shares of the Company’s common stock on the record date, as well as the affirmative vote of the a majority of the holders of the IPO Shares as of the record date.

The Board of Directors recommends a vote FOR approval of the adoption of the  Distribution Proposal.

Federal Income Tax Consequences

The following discussion is a general summary of certain of the United States federal income tax consequences of the distribution of the Trust Fund to stockholders pursuant to the Distribution Proposal.  This summary does not purport to cover all aspects of federal income taxation that may be relevant to a stockholder.  This summary does not discuss any aspect of state, local, foreign or other tax laws.  In addition, certain stockholders (including without limitation banks, insurance companies, tax-exempt organizations, financial institutions, broker dealers, foreign persons and partnerships) may be subject to special rules not discussed below.

This discussion is only a summary of material United States federal income tax consequences of the Distribution Proposal.  Investors are urged to consult their own tax advisors with respect to the particular tax consequences to them of the Distribution

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Proposal, including the effect of any United States federal tax laws, any state, local or non-United States tax laws, and any applicable tax treaty.

Treatment of distribution of Trust Fund.

The distribution of the assets of the Trust Fund to stockholders will likely be treated as a dividend for United States federal income tax purposes (in an amount equal to the full amount of cash deemed to be received by him, her or it from the Company pursuant to the Distribution Proposal) to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles.  Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the stockholder’s adjusted tax basis in the shares of our common stock held by such stockholder.  Any remaining excess will be treated as gain realized on the sale of our common stock and will be treated as long-term capital gain or loss if the shares were held for more than one year.  With certain exceptions and provided certain holding period and other requirements are met, a dividend received by a non-corporate stockholder will be treated as a “qualified dividend” received by such stockholder and generally will be subject to tax at the maximum United States federal income tax rate applicable to long-term capital gains.  A corporate stockholder generally will qualify for the dividends received deduction with respect to a dividend received by such stockholder if the requisite holding period and other applicable requirements are satisfied.  There is substantial uncertainty, however, as to whether the conversion rights with respect to the common stock, which allow a stockholder to convert their respective shares into cash upon a business combination which the stockholder voted against and which is completed by us, will affect a stockholder’s ability to satisfy the applicable holding period requirements with respect to the dividends received deduction or the application of the long-term capital gains tax rate to qualified dividends or amounts treated as gains realized on sale, as the case may be, since such stockholder’s holding period for such purposes with respect to the common stock may be reduced for any period in which such conversion rights remain in effect.

PROPOSAL FIVE – THE ADJOURNMENT PROPOSAL

In the event there are not sufficient votes at the time of the special meeting to adopt the Article Five Elimination Proposal, the Authorized Share Proposal, the Reverse Split Proposal and/or the Distribution Proposal, the Board of Directors may submit a proposal to adjourn the special meeting to a later date, or dates, if necessary, to permit further solicitation of proxies.

The adoption of the Adjournment Proposal requires the affirmative vote of a majority of the shares of common stock represented in person or by proxy and voting at the special meeting, if the Adjournment Proposal is presented.

The Board of Directors recommends a vote FOR adoption of the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date, by:

●	each person known by us to be the owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors; and

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●	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.  The following table does not reflect record or beneficial ownership of the pre-IPO stockholders’ warrants, as these warrants and options are not exercisable within 60 days of the date hereof.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Common Stock
Herbert A. Granath(1)	594,000	3.9%
Harvey M. Seslowsky(1)	594,000	3.9%
Robert C. Clauser, Jr.(1)	594,000	3.9%
Bruce Maggin(1)	594,000	3.9%
Edward T. Reilly(2)	-0-(3)	*
Richard Weden(4)	-0-(3)	*
William A. Roskin(5)	12,000(3)	*
Azimuth Opportunity, Ltd.(6)	856,500	5.0%
Deutsche Bank AG(7)	596,899	3.94%
The Hearst Corporation(8)	1,286,500	8.5%
Fir Tree, Inc.(9)	1,336,500	8.8%
HBK Investments L.P.(10)	1,495,375	9.9%
All directors and executive officers as a group (7 individuals)	2,388,000	17.60%

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*  Less than 1%.
[1]	The business address of each of such individuals is c/o Media & Entertainment Holdings, Inc., 230 Park Avenue, Suite 1000, New York, New York 10169.
[2]	The address of Mr. Reilly is 1601 Broadway, New York, New York 10019.
[3]
Does not include options to acquire an aggregate of 300,000 shares of our common stock (100,000 for each of Messrs. Reilly, Weden and Roskin) at an exercise price of $8.00 per share, with one third vesting upon the consummation of our initial business combination, and the remaining two thirds vesting on the first and second anniversaries of that date, provided that such individual remains a director of our company at such time.

[4]	The address of Mr. Weden is 5600 NE 6th Avenue, Miami, Florida 33137.
[5]	The address of Mr. Roskin is 150 East 69th Street, Apt. 20K, New York, New York 10021.
[6]
Based on a Schedule 13G filed on August 16, 2007 with the SEC on behalf of Azimuth Opportunity, LTD.  The address of Azimuth Opportunity, LTD is c/o Ogier, Qwomar Complex, 4th Floor, P.O. Box 3170, Road Town, Tortola, British Virgin Islands.

[7]
Based on a Schedule 13G filed on November 7, 2008 with the SEC on behalf of Deutsche Bank AG.  The address of Deutsch Bank AG is Theodor-Heuss-Allee 70, 60468 Frankfurt am Main, Federal Republic of Germany.

[8]
The address of The Hearst Corporation is 300 West 57th Street, New York, New York 10019.  The control person for The Hearst Corporation is The Hearst Family Trust, its sole shareholder. The Hearst Family Trust, a trust established under the will of William Randolph Hearst, is overseen by a 13-member board of testamentary trustees, five of whom are Hearst family members and eight of whom are current or retired Hearst Corporation executives.

[9]
Based on a Schedule 13G filed on February 14, 2008 with the SEC jointly on behalf of Sapling, LLC, Fir Tree Capital Opportunity Master Fund, L.P. and Fir Tree, Inc.  The Schedule 13G indicates that Fir Tree, Inc. is the investment manager for each of Sapling, LLC and Fir Tree Capital Opportunity Master Fund, L.P. and has been granted investment discretion over portfolio investments, including the shares of the Company’s common stock owned by them.  The address of Fir Tree, Inc. and Sapling LLC is 505 Fifth Avenue, 23rd Floor, New

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York, New York 10017.  The address of Fir Tree Capital Opportunity Master Fund, L.P. is c/o Admiral Administration Ltd., Admiral Financial Center, 5th Floor, 90 Fort Street, Box 32021 SMB, Grand Cayman, Cayman Islands.
[10]
Based on a Schedule 13G filed on February 7, 2008 with the SEC on behalf of HBK Investments L.P., HBK Services LLC, HBK Partners II L.P., HBK Management LLC, HBK Master Fund L.P.  The address of HBK Investments L.P., HBK Services LLC, HBK Partners II L.P., and HBK Management LLC is 300 Crescent Court, Suite 700, Dallas, Texas 75021.  The address of HBK Master Fund L.P. is c/o HBK Services LLC, 300 Crescent Court, Suite 700, Dallas, Texas 75021.

PRICE RANGE OF SECURITIES AND DIVIDENDS

Our equity securities trade on the American Stock Exchange.  Each of our units consists of one share of common stock and one warrant and trades on the American Stock Exchange under the symbol “TVH.U.”  On April 2, 2007, the common stock and warrants included in the units began to trade separately. Those units not separated will continue to trade on the American Stock Exchange under the symbol “TVH.U,” and each of the common stock and warrants trade on the American Stock Exchange under the symbols “TVH” and “TVH.WS,” respectively. We expect that our securities would be de-listed if the Distribution Proposal is approved.  See “BACKGROUND INFORMATION -- Quotation on the American Stock Exchange.”

Each warrant entitles the holder to purchase one share of our common stock at a price of $5.00.  Each warrant will become exercisable on the later of our completion of a business combination or March 9, 2008 and will expire on March 9, 2011, or earlier upon redemption.

The following table sets forth, for the periods indicated, the high and low closing sales prices of our units and common stock as reported on the American Stock Exchange.  Prior to March 9, 2007, there was no established trading market for our securities.

Quarter Ended	Units		Common Stock
	High	Low	High	Low
Fourth Quarter of Year ended March 31, 2008	$ 8.15	$ 7.65	$ 7.50	$ 7.37
First Quarter of Year ended March 31, 2009	$ 7.85	$ 7.62	$ 7.66	$ 7.44
Second Quarter of Year ended March 31, 2009	$ 7.92	$ 7.62	$ 7.70	$ 7.50
Third Quarter of Year ended March 31, 2009	$ 7.73	$ 7.50	$ 7.75	$ 7.40

Holders of Common Equity

On December 31, 2008, there were approximately one holder of record of our units, approximately eight holders of record of our warrants and approximately eight holders of record of our common stock.  Such numbers do not include beneficial owners holding shares, warrants or units through nominee names.

Dividends

On March 6, 2007, the Company declared a one share for each five shares outstanding stock dividend payable to all stockholders of record on November 30, 2006.   Except for this

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dividend, we have not paid any dividends on our common stock to date, we do not intend to pay cash dividends prior to the consummation of a business combination (however, we do expect to distribute proceeds of the Trust Fund if the Distribution Proposal is approved).  After we complete a business combination, the payment of dividends will depend on our revenues and earnings, if any, capital requirements and general financial condition.  The payments of dividends after a business combination will be within the discretion of our then-board of directors.  Our board of directors currently intends to retain any earnings for use in our business operations, and, accordingly, we do not anticipate the board declaring any dividends in the foreseeable future (however, we do expect to distribute proceeds of the Trust Fund if the Distribution Proposal is approved).

Securities Authorized for Issuance Under Equity Compensation Plans

On August 25, 2005, we issued stock options to purchase 100,000 shares of our common stock at an exercise price of $6.00 per share to Mr. Weden for services rendered to us as an independent director in connection with the formation and organization of our company and our efforts in connection with the IPO, including the preparation of the registration statement. The option was subsequently amended on April 25, 2006 to increase the exercise price thereof to $8.00 per share, and to modify the vesting schedule of the option to provide that one third of such options vest upon consummation of our initial business combination, and the remaining two thirds vest on the first and second anniversaries of such date, provided that such individual remains a director of our company at such time.

On April 25, 2006, Edward T. Reilly and William A. Roskin, two of our independent directors, were each granted an option to acquire 100,000 shares of our common stock at an exercise price of $8.00 per share, with one third vesting upon the consummation of our initial business combination, and the remaining two thirds vesting on the first and second anniversaries of such date, provided that such individual remains a director of our company at such time. Such options were issued to Messrs. Reilly and Roskin for services rendered to us as independent directors in connection with our initial public offering, including the preparation of the registration statement.

The following table provides information as of December 31, 2008, with respect to the shares of common stock that may be issued pursuant to outstanding stock options:

Equity Compensation Plan Information
	Number of Shares of Common Stock to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining for future issuance under equity compensation plans (excluding securities reflected in the second column)
Plan Category
Equity compensation plans approved by security holders	0	0	0
Equity compensation plans not approved by security holders	300,000	$8.00	0
Total	300,000	$8.00	0

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DESCRIPTION OF SECURITIES

 General

We are authorized to issue 70,000,000 (140,000,000 if the Authorization Proposal is adopted) shares of common stock, par value $.0001 per share, and 1,000,000 shares of preferred stock, par value $.0001 per share.  As of the Record Date, 15,120,000 shares of common stock are outstanding, held by eight record holders.  No shares of preferred stock are currently outstanding.

 Common stock

As of the Record Date, we have 15,120,000 (1,512,000 if the Reverse Stock Split Proposal is adopted) shares of common stock outstanding.  Our stockholders are entitled to one vote for each share held of record on all matters to be voted on by stockholders.

 Preferred stock

Our certificate of incorporation, as amended, authorizes the issuance of 1,000,000 shares of blank check preferred stock with such designation, rights and preferences as our Board may determine from time to time.  No shares of preferred stock have been issued or registered.  Accordingly, our Board is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock.  We may issue some or all of the preferred stock to effect a business combination.  In addition, the preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of us.  Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.

 Warrants

Except for the privately placed warrants described below, we currently have 12,420,000 outstanding warrants. Each warrant entitles the holder to purchase one share of our common stock at a price of $5.00.  If the Reverse Stock Split Proposal is adopted, there would be 1,242,000 such warrants outstanding and the exercise price of such warrants would be reduced to $0.50 per share.  Each warrant will become exercisable on the later of our completion of a business combination or March 9, 2008 and will expire on March 9, 2011, or earlier upon redemption.  The warrants are be redeemable by us, at a price of $.01 per warrant upon 30 days’ notice after the warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 ($1.50 if the Reverse Stock Split Proposal is adopted) per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given.

The warrants were issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us.  We may not call the warrants for redemption at any time an effective registration statement covering the warrant exercise is unavailable.  You are urged to review a copy of the warrant agreement, which was filed as an exhibit to the registration statement in connection with our initial public offering, for a complete description of the terms and conditions applicable to the warrants.

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The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances, including in the event of a stock dividend, or our recapitalization, reorganization, merger or consolidation.  However, the warrants will not be adjusted for issuances of common stock at a price below their respective exercise prices.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified check payable to us, for the number of warrants being exercised.  The warrant holders do not have the rights or privileges of holders of common stock, including any voting rights until they exercise their warrants and receive shares of common stock.  After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

No warrants will be exercisable unless at the time of exercise a prospectus relating to common stock issuable upon exercise of the warrants is current and the common stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants.  Under the terms of the warrant agreement, we have agreed to meet these conditions and use our best efforts to maintain a current prospectus relating to common stock issuable upon exercise of the warrants until the expiration of the warrants.  However, we cannot assure you that we will be able to do so.  The warrants may be deprived of any value and the market for the warrants may be limited if the prospectus relating to the common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified for sale as a result of the Company’s registering such shares, or unless the shares are exempt from qualification in the jurisdictions in which the holders of the warrants reside.

No fractional shares will be issued upon exercise of the warrants.  If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round up or down to the nearest whole number the number of shares of common stock to be issued to the warrant holder.

 Privately Placed-Warrants

On March 7, 2007 the pre-IPO stockholders committed to purchase an additional 300,000 (30,000 if the Reverse Stock Split Proposal is adopted) warrants for a total of 2,700,000 (270,000 if the Reverse Stock Split Proposal is adopted) warrants, at a price of $1.00 ($0.10 if the Reverse Stock Split Proposal is adopted) per Warrant.  Such warrants are identical to the warrants in many respects, however pre-IPO stockholders stockholders’ warrants may be exercisable on a cashless basis, so long as such warrants are held by pre-IPO stockholders or their affiliates, and the pre-IPO stockholders warrants are not redeemable by us. Furthermore, the purchasers of the pre-IPO stockholders’ warrants, including all of our executive officers, have agreed not to sell or transfer their pre-IPO stockholders’ warrants (or any of the underlying shares of common stock) until 90 days after the consummation of our initial business combination. The pre-IPO stockholders’ warrants purchased by The Hearst Corporation and Transmedia Corporation are subject to the same terms and conditions as those purchased by our officers and directors.

 Options

In connection with the IPO, we issued an option, for $100, to the representatives of the underwriters in our initial public offering, to purchase 540,000 units (54,000 if the Reverse Stock Split Proposal is adopted).  The units issuable upon exercise of this option are identical to those

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offered in the IPO, except that each of the warrants underlying this option entitles the holder to purchase one share of common stock at a price of $7.50 ($0.75 if the Reverse Stock Split Proposal is adopted). This option is exercisable at $10.00 per unit ($1.00 if the Reverse Stock Split Proposal is adopted)commencing on the consummation of a business combination and expiring on March 9, 2012 which is five years from the date of the prospectus. The option may only be exercised or converted by the option holder. In no event will we be required to net cash settle this option or the underlying warrants.

See “Securities Authorized for Issuance Under Equity Compensation Plans.”

 Shares eligible for future sale

As of the record date, we had 15,120,000 shares of common stock outstanding.  Of these shares, 12,420,000 shares are freely tradable without restriction or further registration under the Securities Act, except for any shares purchased by one of our affiliates within the meaning of Rule 144 under the Securities Act.  All of the remaining 2,700,000 shares are restricted securities under Rule 144, in that they were issued in private transactions not involving a public offering. None of those will be eligible for sale under Rule 144.

In addition, each of our pre-IPO  stockholders has executed a letter agreement in which such existing stockholder: (i) acknowledges that the SEC has taken the position that Section 4(1) of the Securities Act and Rule 144 under the Securities Act are not available in connection with any resale or other disposition of his or its shares of common stock, warrants (and shares of common stock underlying the warrants), notwithstanding technical compliance therewith, and, therefore, such securities can only be resold or otherwise disposed of through registration under the Securities Act; and (ii) agrees that he or it shall not attempt to resell or otherwise dispose of his or its shares of common stock, warrants (and shares of common stock underlying the warrants), either at any time prior to consummation of the IPO or after consummation of the IPO, including, without limitation, after the expiration of the applicable lock-up in respect of such securities (i.e., 90 days after completion of our initial business combination, with respect to the warrants and the shares of common stock underlying the warrants, and 12 months after completion of our initial business combination, with respect to all other shares of common stock held by such stockholder prior to completion of this offering) without registration under the Securities Act.

“Restricted” shares must generally be sold in accordance with the requirements of Rule 144 under the Act.  Effective February 14, 2008, the SEC revised Rule 144.  In general, under Rule 144 as revised, six months must have elapsed since the later of the date of acquisition of restricted shares from the Company or any affiliate of the Company.  After the six-month holding period has run, holders who are not affiliates of the Company may sell all or any portion of their shares so long as the Company is current in its SEC filings, and after the running of a one-year holding period, they may sell regardless of whether or not the Company is current in its SEC filings.  After the six-month holding period has run, holders of restricted securities who are affiliates of the Company are entitled to sell within any three-month period such number of restricted or control shares that does not exceed the greater of 1% of the then outstanding shares or (so long as the Company’s securities are still listed on a national exchange, and if greater) the average weekly trading volume of shares during the four calendar weeks preceding the date on which notice of the sale is filed with the Commission.  Sales by affiliates under Rule 144 are also subject to certain restrictions on the manner of selling, notice requirements and the availability of current public information about the Company.  Notwithstanding the preceding, based on possible interpretations of the revised Rule 144, the Company believes that, because the Company is a

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“shell” company, all of the Company’s currently outstanding shares held by affiliates must be held for a period of one year after the filing with the SEC of extensive information that the Company is no longer a “shell” company before these shares may be sold pursuant to Rule 144.

 Registration Rights

The holders of our 2,700,000 issued and outstanding shares of common stock prior to the IPO are entitled to registration rights pursuant to an agreement effective as of March 12, 2007.  The 2,700,000 shares underlying the warrants purchased by such persons or their designees in the private placement are also entitled to registration rights pursuant to the same agreement.  The holders of the majority of these shares are entitled to demand that the Company register these shares at any time three months after the shares are released from escrow.  In addition, our pre-IPO stockholders have certain “piggy-back” registration rights on registration statements filed three months after their shares are released from escrow.  In addition, the underwriter is entitled to make one demand that we register the shares of common stock issuable under its underwriter’s purchase option.  In addition, these holders have certain “piggy-back” registration rights.  We will bear the expenses incurred in connection with the filing of any such registration statements.

 Delaware Anti-Takeover Law.

We are subject to the provisions of Section 203 of the Delaware General Corporation Law regulating corporate takeovers.  This section prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with:

●	a stockholder who owns 15% or more of our outstanding voting stock (otherwise known as an “interested stockholder”);

●	an affiliate of an interested stockholder; or

●	an associate of an interested stockholder,

for three years following the date that the stockholder became an interested stockholder.  A “business combination” includes a merger or sale of more than 10% of our assets.  However the above provisions of Section 203 do not apply if:

●	our Board approves the transaction that made the stockholder an “interested stockholder,” prior to the date of the transaction;

●
after the completion of the transaction that resulted in the stockholder becoming an interested stockholder, that stockholder owned at least 85% of our voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares; or

●
on or subsequent to the date of the transaction, the business combination is approved by our Board and authorized at a meeting of our stockholders, and not by written consent, by an affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

This statute could prohibit or delay mergers or other change in control attempts, and thus may discourage attempts to acquire us.

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WHERE YOU CAN FIND MORE INFORMATION

The Commission allows the Company to “incorporate by reference” information into its Proxy Statement, which means that the Company can disclose certain important information by referring you to another document that is sent to you with this Proxy Statement.  The following documents are incorporated by reference in this Proxy Statement and are deemed to be a part hereof:

(1)           The Company’s Annual Report for the fiscal year ended March 31, 2008;

(2)           The Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008; and

(3)           The Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008.

Any statement contained in a document incorporated by reference is deemed to be modified or superseded for all purposes to the extent that a statement contained in this Proxy Statement modifies or replaces such statement.

The Company files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended.  You may read and copy reports, proxy statements and other information filed by The Company with the SEC at the SEC public reference room located at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.  You may access information regarding The Company at the SEC web site containing reports, proxy statements and other information at: http://www.sec.gov.  Information and statements contained in this proxy statement are qualified in all respects by reference to the relevant annex to this proxy statement.  Only one proxy statement is being delivered to multiple security holders who share an address.  However, if you would like an additional separate copy, please contact us at the address set forth below and an additional copy will be sent to you free of charge.  If you would like additional copies of this document or if you have questions about the proposals, you should contact via phone or in writing:

Media & Entertainment Holdings, Inc.
230 Park Avenue, Suite 1000
New York, NY 10169
Attn: Corporate Secretary
Telephone: 212-__ -____

STOCKHOLDER PROPOSALS

Stockholders wishing to submit proposals for consideration by the Company’s Board of Directors at the Company’s next Annual Meeting of Stockholders should submit them in writing to the attention of the President of the Company a reasonable time before the Company begins to print and mail its proxy materials, so that the Company may consider such proposals for inclusion in its proxy statement and form of proxy for that meeting.  The Company does not now have any definitive plans regarding the possible date of its next Annual Meeting.

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By Order of the Board of Directors, Herbert A. Granath Chairman of the Board and Chief Executive Officer
New York, New York ______________ _____, 2009

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Annex I

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
MEDIA & ENTERTAINMENT HOLDINGS, INC.

The undersigned, Bruce Maggin, hereby certifies that:

ONE:  He is the duly elected and acting Secretary of the corporation.

TWO:  The name of the corporation is Media & Entertainment Holdings, Inc. and the corporation was originally incorporated on July 8, 2005, pursuant to the General Corporation Law of the State of Delaware .

THREE:  The Certificate of Incorporation of the corporation shall be amended and restated to read in full as follows:

First: The name of the corporation is Media & Entertainment Holdings, Inc.

Second: The registered office of the Corporation is to be located at 615 South DuPont Highway, Kent County, Dover, Delaware. The name of its registered agent at that address is National Corporate Research, Ltd.

Third: The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “GCL”).

Fourth: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 141,000,000 of which 140,000,000 shares shall be Common Stock of the par value of $.0001 per share and 1,000,000 shares shall be Preferred Stock of the par value of $.0001 per share.

A.     Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the GCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

B.     Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the

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Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

Fifth: [INTENTIONALLY OMITTED]

Sixth: Except as otherwise provided in this Certificate of Incorporation, the number of directors constituting the Board of Directors shall be determined by the Board of Directors, subject to the by-laws of the Corporation. Except as otherwise provided in this Certificate of Incorporation, any vacancy in the Board of Directors, whether arising from death, resignation, removal, an increase in the number of directors or any other cause, may be filled by the vote of either a majority of the directors then in office, though less than a quorum (as defined in the Corporation’s by-laws), by the sole remaining director or by the stockholders at the next annual meeting thereof or at a special meeting called for such purpose. Stockholders may not apply to request that the Delaware Court of Chancery summarily order an election to be held to fill any vacancies in the Board of Directors whether or not, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole Board of Directors as constituted immediately prior to any such vacancy or increase. Except as otherwise provided in this Certificate of Incorporation, each director so elected shall hold office until the next meeting of the stockholders in which the election of directors is in the regular order of business and until his successor shall have been elected and qualified.

Seventh: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A.     Election of directors need not be by ballot unless the by-laws of the Corporation so provide.

B.     The Board of Directors shall have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the by-laws of the Corporation as provided in the by-laws of the Corporation.

C.     The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.

D.     In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of

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Delaware, of this Certificate of Incorporation, and to any by-laws from time to time made by the stockholders; provided, however, that no by-law so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

Eighth:

A. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the GCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. Any repeal or modification of this paragraph A by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

B.     The Corporation, to the full extent permitted by Section 145 of the GCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.

Ninth: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

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* * *

FOUR:  The foregoing Second Amended and Restated Certificate of Incorporation has been duly adopted by the corporation’s Board of Directors in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law.

IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Incorporation on ____________________ _____, 2009.

MEDIA & ENTERTAINMENT HOLDINGS, INC.

By:
Bruce Maggin
Secretary

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Annex II

Authorized Share Proposal Amendment

BE IT RESOLVED, that the first paragraph of Fourth Article of the Certificate of Incorporation of the Corporation be and hereby is amended to read in its entirety as follows:

“The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is 141,000,000 of which 140,000,000 shares shall be Common Stock of the par value of $.0001 per share and 1,000,000 shares shall be Preferred Stock of the par value of $.0001 per share.”

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Annex III

Reserve Stock Split Proposal Amendment

BE IT RESOLVED, that the Fourth Article of the Certificate of Incorporation of the Corporation be and hereby is amended to add a last paragraph, which shall read in its entirety as follows:

“C.  Upon the effectiveness of the filing with the Secretary of State of Delaware of Articles of Amendment to the Certificate of Incorporation or a Second Amended and Restated Certificate of Incorporation adding this paragraph to the Corporation’s certificate of incorporation, each ten (10) shares of Common Stock issued and outstanding immediately prior to the filing of such Articles of Amendment as aforesaid shall be combined into one (1) share of validly issued, fully paid and non-assessable Common Stock.  As soon as practicable after such date, the Corporation shall request holders of the Common Stock to be combined in accordance with the preceding to surrender certificates representing their Common Stock to the Corporation’s authorized agent, and each such stockholder shall receive upon such surrender one or more stock certificates to evidence and represent the number of shares of Common Stock to which such stockholder is entitled after the combination of shares provided for herein; provided, however, that this Corporation shall not issue fractional shares of Common Stock in connection with this combination, but all fractional shares that would otherwise result shall be rounded up to one whole share of Common Stock.”

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MEDIA & ENTERTAINMENT HOLDINGS, INC..

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON ___________ _____, 2009

The undersigned hereby appoints Harvey M. Seslowsky and Bruce Maggin, and each of them, as proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Media & Entertainment Holdings, Inc. (hereinafter, the “company”) that the undersigned may be entitled to vote at the company’s Special Meeting to be held to be held at the offices of Hughes Hubbard & Reed LLP, One Battery Park Plaza, New York, NY 10004 on __________, ______ __, 2009 at __:__ a.m., New York time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions.

IF YOU DO NOT RETURN YOUR PROXY CARD WITH AN INDICATION OF HOW YOU WISH TO VOTE, IT WILL HAVE THE SAME EFFECT AS A VOTE “AGAINST” THREE PROPOSED AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION AND THE DISTRIBUTION PROPOSAL.  FAILURE TO VOTE WITH RESPECT TO THE ADJOURNMENT PROPOSAL WILL HAVE NO EFFECT ON THIS PROPOSAL, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT.

IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.  IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS.  EACH OF THE DIRECTORS AND OFFICERS OF MEDIA & ENTERTAINMENT HOLDINGS, INC. WILL RETURN AN UNMARKED PROXY WITH DIRECTIONS TO VOTE THEIR RESPECTIVE SHARES “FOR” ALL OF THE PROPOSALS.

(continued and to be signed on reverse)

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BACK

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF PROPOSALS 1, 2, 3, 4 AND 5.

1.	Proposal to approve the removal of the Fifth Article from the company’s certificate of incorporation (Proposal 1).

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	Proposal to approve the increase in the authorized shares of the company’s common stock from 70,000,000 shares to 140,000,000 shares (Proposal 2).

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Proposal to approve a one-for-ten reverse stock split of the company’s common stock (Proposal 3).

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Proposal to approve the distribution of the assets of the Trust Fund to the holders of the IPO Shares (Proposal 4).

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.
Proposal to the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the special meeting to approve any or all of the other three proposals (Proposal 5).

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATE: ___________________, 2009 _____________________________________ PLEASE MARK SIGN DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE	__________________________________________ Signature
__________________________________________ Signature if held jointly

Please sign exactly as your name appears hereon.  If the stock is registered in the names of two or more persons, each should sign.  Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles.  If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title.  If signer is a partnership, please sign in partnership name by authorized person.

Please vote, date and promptly return this proxy.  Any votes received after a matter has been voted upon will not be counted.

This Proxy is Solicited on Behalf of the Board of Directors.

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